                       SECURITIES AND EXCHANCE COMMISSION

                             Washington, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934
                                  ____________

       Date of Report (Date of earliest event reported): December 14, 2000
                                 ______________


                              UNIVERSAL CORPORATION

           Virginia                              1-652                               54-0414210
(State or other jurisdiction            (Commission File Number)          (I.R.S. Employer Identification
       of organization)                                                             Number)


                           1501 North Hamilton Street
                               Richmond, Virginia
                                 (804) 359-9311

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
--------------------------------------------------------------------------


                                EXPLANATORY NOTE

     On September 6, 2000, Universal Corporation commenced a continuous medium term note offering under a prospectus dated August 28, 2000 and a prospectus supplement dated September 6, 2000. This Current Report on Form 8-K is filed for the purpose of filing the Fixed Rate Note that was issued December 14, 2000 pursuant to a Pricing Supplement dated December 7, 2000 previously filed in connection with that medium term note program.

The following exhibits are filed herewith.



          Exhibit Number              Description
                                      $15,000,000 8.00% Fixed Rate Note due
               4                      December 15, 2010

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              UNIVERSAL CORPORATION


               By: /s/ GEORGE C. FREEMAN, III
                   ____________________________
                   George C. Freeman, III
                   Assistant Secretary



Date:  December 14, 2000